EXHIBIT 10.1

Execution Version

FOURTH AMENDMENT
TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”), dated as of May 5, 2020 (the “Fourth Amendment Effective Date”), is by and among SM ENERGY COMPANY, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”); each of the Lenders that is a party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, by operation of law or as otherwise provided in the Credit Agreement referred to below, the “Administrative Agent”), the Swingline Lender, and the Issuing Bank.

RECITALS
(A)    The Borrower, the Administrative Agent and the Lenders are party to that certain Sixth Amended and Restated Credit Agreement dated as of September 28, 2018 (as amended, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower; and

(B)    The Administrative Agent, the Lenders party hereto, and the Borrower have agreed to make certain amendments and modifications to the Credit Agreement as more particularly set forth herein and to be effective as of the Fourth Amendment Effective Date.
The parties hereto agree as follows:

Section 1.Defined Terms. Each capitalized term that is defined in the Credit Agreement, but that is not defined in this Fourth Amendment, shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Fourth Amendment refer to the Credit Agreement.

Section 2.Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended, effective as of the Fourth Amendment Effective Date in the manner provided in this Section 2.

2.1    Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order, which shall read in full as follows:

“Fourth Amendment” means that certain Fourth Amendment to Sixth Amended and Restated Credit Agreement, dated as of May 5, 2020, by and among the Borrower, the Lenders party thereto, and the Administrative Agent.
“Permitted 2021 Convertible Notes Documents” means, collectively, any loan or credit agreement, indenture (or the substantive equivalent thereof) or notes entered into in connection with the 2021 Convertible Notes (and any successor loan or credit agreement, indenture (or the substantive equivalent thereof) or notes in connection with any refinancing thereof permitted hereunder and under the applicable Intercreditor Agreement), all guarantees of Debt under the 2021 Convertible Notes, and all other agreements, documents or instruments executed and delivered by any Loan Party in connection with, or pursuant to, the incurrence of Debt under the 2021 Convertible Notes, including, without limitation, any Intercreditor Agreements, all security agreements, pledge agreements, mortgages and deeds of trust, as all of such documents are from time to time amended, supplemented or restated in compliance with this Agreement and the Intercreditor Agreement.
2.2    Amended Definitions.

(a)Section 1.02 of the Credit Agreement is hereby amended by (a) deleting “$900,000,000” in the definition of “Permitted Second Lien Debt” and inserting “$827,500,000.00” in lieu thereof and (b) deleting “provided, however, that, (A) notwithstanding the foregoing, any such Debt that is used to Redeem any 2021 Convertible Notes may mature sooner than the Maturity Date but, in any event, such Debt shall not mature prior to July 1, 2021 and (B) notwithstanding the foregoing, any such Debt that is used to Redeem any 2022 Notes may mature earlier than 180 days past the Maturity Date but, in any event, such Debt shall not mature prior to October 15, 2023 and (C) the principal amount of such new Debt used to Redeem the 2021 Convertible Notes or 2022 Notes is no greater than the principal amount of 2021 Convertible Notes or 2022 Notes being Redeemed” in the definition of “Permitted Second Lien Debt” and inserting “provided, however, that, (A) notwithstanding the foregoing, any such Debt that is used to Redeem any 2022 Notes may mature earlier than 180 days past the Maturity Date but, in any event, such Debt shall not mature prior to October 15, 2023 and (B) the principal amount of such new Debt used to Redeem the 2022 Notes is no greater than the principal amount of 2022 Notes being Redeemed” in lieu thereof.

(b)Section 1.02 of the Credit Agreement is hereby amended by inserting “ the Fourth Amendment,” immediately after “the Third Amendment,” in the definition of “Loan Documents”.

(c)Section 1.02 of the Credit Agreement is hereby amended by amending and restating the definition of “2021 Convertible Notes” in its entirety to read in full as follows:

“2021 Convertible Notes” means those certain 1.50% Senior Convertible Notes of the Borrower due July 1, 2021 in a principal amount of $172,500,000.00 as of the Fourth Amendment Effective Date, including as the Debt under such notes is secured as provided in Section 9.03(h)(ii) of the Credit Agreement. The reference in Exhibit 9.02(b) to the Credit Agreement to the “Convertible Notes” refers to the 2021 Convertible Notes, including as secured as provided above and in Section 9.02(h)(ii).
2.3    Amendment to Section 9.03(h) of the Credit Agreement. Section 9.03(h) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(h)     Liens on Property securing (i) Permitted Second Lien Debt and (ii) Debt under the 2021 Convertible Notes solely to the extent such Liens securing Debt under the 2021 Convertible Notes are created contemporaneously on the same Property on which Liens are being granted to secure Permitted Second Lien Debt, or promptly after

Fourth Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement

such Liens are being granted to secure Permitted Second Lien Debt, but (A) (in either case, only to the extent that the Administrative Agent holds first priority Liens on such Property securing the Indebtedness (including first priority Liens that the Borrower contemporaneously places on the Property in favor of the Administrative Agent on the date that the Borrower incurs such Permitted Second Lien Debt) (in each case, subject to Liens permitted by this Section 9.03, other than Liens described in this clause (h)) and (B) provided that, in either case, such Liens are subject to an Intercreditor Agreement.
2.4    Amendment to Section 9.16(b) of the Credit Agreement. Section 9.16(b) of the Credit Agreement is hereby amended to delete each instance of “the Permitted Second Lien Debt Documents” and insert “either (A) the Permitted Second Lien Debt Documents or (B) the Permitted 2021 Convertible Notes Documents, in either case, ” in lieu thereof.

2.5    Amendment to Section 9.24 of the Credit Agreement. Section 9.24 of the Credit Agreement is hereby amended to delete the phrase “the Permitted Second Lien Debt Documents” therein and insert “either (A) the Permitted Second Lien Debt Documents or (B) the Permitted 2021 Convertible Notes Documents, in either case, ” in lieu thereof.

Section 3.Conditions Precedent. This Fourth Amendment shall be effective upon the date of the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

3.1    Counterparts. The Administrative Agent shall have received counterparts hereof duly executed by the Borrower and each of the Lenders constituting at least the Majority Lenders, which may be delivered by the means described in Section 5.3 (or, in the case of any party as to which an executed counterpart shall not have been received, email, facsimile, or other written or electronic confirmation from such party of execution of a counterpart hereof by such party).

3.2    Fees and Expenses. The Borrower shall have paid to the Administrative Agent any and all fees and expenses, including reasonable out-of-pocket expenses payable to the Administrative Agent and the Lenders pursuant to or in connection with this Fourth Amendment in accordance with Section 12.03(a) of the Credit Agreement.

3.3    No Event of Default or Deficiency. No Event of Default shall have occurred which is continuing and the Aggregate Revolving Credit Exposures shall not exceed the Borrowing Base.

3.4    Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or its counsel may reasonably request.

For purposes of determining satisfaction of the conditions specified in this Section 3, each Lender that has signed this Fourth Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Section 3 to be consented to or approved by or acceptable or satisfactory to a Lender, unless the Administrative Agent shall have received notice from such Lender prior to the Fourth Amendment Effective Date specifying its objection thereto. The Administrative Agent shall notify Borrower and each Lender of the Fourth Amendment Effective Date and such notice shall be conclusive and binding.

Fourth Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement

Section 4.Reaffirm Existing Representations and Warranties. The Borrower hereby (a) acknowledges the terms of this Fourth Amendment and the Credit Agreement; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Fourth Amendment: (i) all of the representations and warranties contained in each Loan Document to which the Borrower is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect, or a similar qualification, true and correct in all respects) as of the Fourth Amendment Effective Date (unless any such representation or warranty relates solely to a specific earlier date, in which case, such representation or warranty was true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect, or a similar qualification, true and correct in all respects) as of such earlier date); (ii) no Default or Event of Default has occurred and is continuing and the Aggregate Revolving Credit Exposures do not exceed the Borrowing Base; (iii) since the date of the most recent balance sheet delivered pursuant to Section 8.01(a) of the Credit Agreement, no Material Adverse Effect has occurred; (iv) the execution, delivery and performance by the Borrower of this Fourth Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary corporate action, require no consent or approval of, or filing with, any governmental body, agency or official and do not violate any provision of applicable law or any agreement binding upon Borrower or any other Loan Party, except for violations of agreements that would not reasonably be expected to have a Material Adverse Effect; and (v) this Fourth Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditor’s rights generally, and (B) the availability of equitable remedies may be limited by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.

Section 5.Miscellaneous.

5.1    Confirmation. The provisions of the Credit Agreement (as amended by this Fourth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fourth Amendment. This Fourth Amendment shall constitute a Loan Document.

5.2    No Waiver. Neither the execution by the Administrative Agent or the Lenders party hereto of this Fourth Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist on or after the Fourth Amendment Effective Date, which may have occurred prior to the Fourth Amendment Effective Date or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Fourth Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Nothing in this Fourth Amendment shall be construed to be a consent by the Administrative Agent or the Lenders to any Default or Event of Default. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

Fourth Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement

5.3    Counterparts. This Fourth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Fourth Amendment by facsimile transmission or other electronic transmission (including .pdf) shall be as effective as delivery of a manually executed counterpart of this Fourth Amendment.

5.4    Expenses. As provided in Section 12.03 of the Credit Agreement and subject to the limitations included therein, the Borrower hereby agrees to pay on demand all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the negotiation, preparation, and execution of this Fourth Amendment and all related documents, including, without limitation, the reasonable fees, charges, and disbursements of outside counsel.

5.5    Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.6    Severability. Any provision of this Fourth Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

5.7    No Oral Agreement. This Fourth Amendment, the Credit Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties hereto relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Fourth Amendment, the Credit Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

5.8    Governing Law. This Fourth Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature Pages to Follow]

Fourth Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement

The parties hereto have caused this Third Amendment to be duly executed effective as of the date first written above.

BORROWER:	SM ENERGY COMPANY

By:    /s/ A.WADE PURSELL
A. Wade Pursell
Executive Vice President and Chief
Financial Officer

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT - SM ENERGY COMPANY]

AGENTS AND LENDERS:    WELLS FARGO BANK, NATIONAL
ASSOCIATION, Individually and as
Administrative Agent, Swingline Lender and Issuing Bank

By:     /s/ JONATHAN HERRICK
Name:     Jonathan Herrick
Title:    Director

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT - SM ENERGY COMPANY]

BANK OF AMERICA, NATIONAL ASSOCIATION,
Individually and as Co-Syndication Agent

By:     /s/ RONALD E. MCKAIG
Name:     Ronald E. McKaig
Title:    Managing Director

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT - SM ENERGY COMPANY]

JPMORGAN CHASE BANK, N.A.,
Individually and as Co-Syndication Agent

By:     /s/ JO LINDA PAPADAKIS
Name:     Jo Linda Papadakis
Title:    Authorized Officer

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT - SM ENERGY COMPANY]

BBVA USA, (f/k/a COMPASS BANK), Individually and as Co-Documentation Agent

By:     /s/ GABRIELA AZCARATE
Name:     Gabriela Azcarate
Title:    Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT - SM ENERGY COMPANY]

COAMERICA BANK

By:     /s/ CASSANDRA LUCAS
Name:     Cassandra Lucas
Title:    Portfolio Manager

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT - SM ENERGY COMPANY]

ROYAL BANK OF CANADA

By:     /s/ KRISTAN SPIVEY
Name:     Kristan Spivey
Title:    Authorized Signatory

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT - SM ENERGY COMPANY]

BOKF, NA DBA BANK OF OKLAHOMA

By:     /s/ GUY C. EVANGELISTA
Name:     Guy C. Evangelista
Title:    Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT - SM ENERGY COMPANY]

GOLDMAN SACHS BANK USA

By:     /s/ JAMIE MINIERI
Name:     Jamie Minieri
Title:    Authorized Signatory

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT - SM ENERGY COMPANY]

KEYBANK NATIONAL ASSOCIATION

By:     /s/ GEORGE E. MCKEAN
Name:     George E. McKean
Title:    Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT - SM ENERGY COMPANY]

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH

By:     /s/ RYAN KNAPE
Name:     Ryan Knape
Title:    Director

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT - SM ENERGY COMPANY]

BMO HARRIS BANK N.A.

By:     /s/ PATRICK JOHNSTON
Name:     Patrick Johnston
Title:    Director

[SIGNATURE PAGE TO FOURTH AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT - SM ENERGY COMPANY]